UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2024

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On May 15, 2024, PROG Holdings, Inc. ("the Company") held its 2024 annual meeting of shareholders (the "Annual Meeting") in Salt Lake City, Utah. As of March 18, 2024, the record date for the Annual Meeting, there were 43,333,304 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 41,090,120 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 95% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2025 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:
Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Kathy T. Betty	36,869,205	1,705,144	20,598	2,495,173
Douglas C. Curling	38,022,843	550,321	21,783	2,495,173
Cynthia N. Day	34,286,806	4,283,744	24,397	2,495,173
Curtis L. Doman	37,693,500	879,398	22,049	2,495,173
Ray M. Martinez	37,741,721	830,975	22,251	2,495,173
Steven A. Michaels	37,689,524	879,976	25,447	2,495,173
Ray M. Robinson	34,470,477	4,103,571	20,899	2,495,173
Caroline S. Sheu	35,709,259	2,865,072	20,616	2,495,173
James P. Smith	37,733,091	840,143	21,713	2,495,173
Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
36,048,569	2,414,608	131,770	2,495,173
Proposal 3 – Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2024

For	Against	Abstain	Non-Votes
38,893,623	2,064,287	132,210	—

ITEM 8.01.     OTHER EVENTS
On May 15, 2024, the Company announced that its Board of Directors has declared a quarterly cash dividend of $0.12 per share of common stock. The dividend will be payable on June 11, 2024 to shareholders of record as of May 28, 2024.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release, dated May 15, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	May 16, 2024		Brian Garner Chief Financial Officer